MORGAN STANLEY
Financial Supplement - 2Q2005
Table of Contents
Page #

1	Quarterly Financial Summary
2	Quarterly Consolidated Income Statement
3	Quarterly Consolidated Financial Information and Statistical Data
4	Quarterly Institutional Securities Income Statement
5-6	Quarterly Institutional Securities Financial Information and Statistical Data
7	Quarterly Individual Investor Group Income Statement
8	Quarterly Individual Investor Group Financial Information and Statistical Data
9	Quarterly Investment Management Income Statement
10	Quarterly Investment Management Financial Information
11	Quarterly Consolidated Assets Under Management or Supervision
12	Quarterly Credit Services Income Statement
13	Quarterly Credit Services Income Statement (Managed Loan Basis)
14	Quarterly Credit Services Financial Information and Statistical Data
15	Quarterly Intersegment Eliminations Income Statement
16	Quarterly Inst'l. Securities, Individual Investor Group and Investment Mgmt. Combined Income Statement
17	Quarterly Credit Services Financial Information (Managed Loan Basis)
18	Quarterly Reconciliation of General Purpose Credit Card Loan Data (Current Year)
19	Quarterly Reconciliation of General Purpose Credit Card Loan Data (Prior Year)
20	YTD Reconciliation of General Purpose Credit Card Loan Data
21	Quarterly Reconciliation of Managed Income Statement Data
22	Quarterly Reconciliation of Adjusted Assets
23	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04	2Q05 vs. 1Q05	May 31, 2004	May 31, 2005	Change
Net revenues
Institutional Securities	$3,504	$3,947	$2,776	$2,836	$3,985	$3,357	(15%)	(16%)	$7,451	$7,342	(1%)
Individual Investor Group	1,211	1,209	1,124	1,071	1,238	1,228	2%	(1%)	2,420	2,466	2%
Investment Management	642	690	692	714	696	642	(7%)	(8%)	1,332	1,338	--
Credit Services	958	879	897	900	996	878	--	(12%)	1,837	1,874	2%
Intersegment Eliminations	(74)	(75)	(64)	(72)	(69)	(66)	12%	4%	(149)	(135)	9%
Consolidated net revenues	$6,241	$6,650	$5,425	$5,449	$6,846	$6,039	(9%)	(12%)	$12,891	$12,885	--

Income before taxes (1)
Institutional Securities	$1,183	$1,135	$682	$1,097	$1,045	$830	(27%)	(21%)	$2,318	$1,875	(19%)
Individual Investor Group	166	132	22	51	353	118	(11%)	(67%)	298	471	58%
Investment Management	170	209	217	231	287	175	(16%)	(39%)	379	462	22%
Credit Services	365	298	330	279	380	242	(19%)	(36%)	663	622	(6%)
Intersegment Eliminations	29	29	31	29	24	25	(14%)	4%	58	49	(16%)
Consolidated income before taxes	$1,913	$1,803	$1,282	$1,687	$2,089	$1,390	(23%)	(33%)	$3,716	$3,479	(6%)

Earnings per basic share: (2)
Income from continuing operations	$1.14	$1.13	$0.80	$1.11	$1.25	$0.88	(22%)	(30%)	$2.27	$2.14	(6%)
Discontinued operations	$-	$-	$(0.02)	$-	$0.01	$-	--	*	$-	$0.01	*
Cumulative effect of accounting change (3)	$-	$-	$-	$-	$0.05	$-	--	*	$-	$0.05	*
Earnings per basic share	$1.14	$1.13	$0.78	$1.11	$1.31	$0.88	(22%)	(33%)	$2.27	$2.20	(3%)

Earnings per diluted share: (2)
Income from continuing operations	$1.11	$1.10	$0.78	$1.09	$1.23	$0.86	(22%)	(30%)	$2.21	$2.09	(5%)
Discontinued operations	$-	$-	$(0.02)	$-	$0.01	$-	--	*	$-	$0.01	*
Cumulative effect of accounting change (3)	$-	$-	$-	$-	$0.05	$-	--	*	$-	$0.05	*
Earnings per diluted share	$1.11	$1.10	$0.76	$1.09	$1.29	$0.86	(22%)	(33%)	$2.21	$2.15	(3%)

Average common shares outstanding
Basic	1,078,718,046	1,082,211,511	1,081,448,663	1,076,221,276	1,069,097,162	1,053,812,487			1,080,776,922	1,061,632,036
Diluted	1,106,000,596	1,110,357,415	1,105,546,130	1,098,282,118	1,090,166,326	1,079,811,172			1,108,270,257	1,084,988,764
Period end common shares outstanding	1,097,652,112	1,098,127,106	1,096,707,183	1,087,087,116	1,103,263,369	1,086,652,691			1,098,127,106	1,086,652,691

Return on common equity	19.2%	18.4%	12.3%	17.4%	19.7%	13.1%			18.8%	16.4%

(1)  Represents consolidated income from continuing operations before losses from unconsolidated investees, taxes, dividends on preferred securities subject to mandatory redemption and cumulative effect of accounting change.

(2) Summation of the quarters' earnings per common share may not equal the annual amounts due to the averaging effect of the number of shares and share equivalents throughout the year.

(3) Represents the effects of the adoption of SFAS 123(R) in the first quarter of fiscal 2005.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY Quarterly Consolidated Income Statement Information (unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04	2Q05 vs. 1Q05	May 31, 2004	May 31, 2005	Change

Investment banking	$829	$983	$783	$746	$821	$814	(17%)	(1%)	$1,812	$1,635	(10%)
Principal transactions:
Trading	1,832	2,064	695	934	1,850	1,911	(7%)	3%	3,896	3,761	(3%)
Investments	29	191	125	167	117	123	(36%)	5%	220	240	9%
Commissions	868	846	733	817	824	824	(3%)	--	1,714	1,648	(4%)
Fees:
Asset management, distribution and admin.	1,093	1,132	1,111	1,076	1,178	1,217	8%	3%	2,225	2,395	8%
Merchant, cardmember and other	337	306	349	326	308	318	4%	3%	643	626	(3%)
Servicing	572	485	459	477	526	413	(15%)	(21%)	1,057	939	(11%)
Interest and dividends	3,782	3,663	5,410	5,735	5,843	6,035	65%	3%	7,445	11,878	60%
Other	133	130	189	142	174	190	46%	9%	263	364	38%
Total revenues	9,475	9,800	9,854	10,420	11,641	11,845	21%	2%	19,275	23,486	22%
Interest expense	2,972	2,950	4,189	4,748	4,660	5,597	90%	20%	5,922	10,257	73%
Provision for consumer loan losses	262	200	240	223	135	209	5%	55%	462	344	(26%)
Net revenues	6,241	6,650	5,425	5,449	6,846	6,039	(9%)	(12%)	12,891	12,885	--

Compensation and benefits	2,712	2,923	2,347	1,898	2,861	2,630	(10%)	(8%)	5,635	5,491	(3%)
Occupancy and equipment	200	206	228	215	333	233	13%	(30%)	406	566	39%
Brokerage, clearing and exchange fees	224	237	231	240	260	276	16%	6%	461	536	16%
Information processing and communications	320	318	326	346	342	349	10%	2%	638	691	8%
Marketing and business development	254	263	279	333	259	299	14%	15%	517	558	8%
Professional services	318	356	400	475	380	441	24%	16%	674	821	22%
Other	300	544	332	255	573	421	(23%)	(27%)	844	994	18%
September 11th related insurance recoveries, net	0	0	0	0	(251)	0	--	*	0	(251)	*
Total non-interest expenses	4,328	4,847	4,143	3,762	4,757	4,649	(4%)	(2%)	9,175	9,406	3%

Income from continuing operations before losses from unconsolidated investees, taxes, dividends on preferred securities subject to mandatory redemption and cumulative effect of accounting change	1,913	1,803	1,282	1,687	2,089	1,390	(23%)	(33%)	3,716	3,479	(6%)
Losses from unconsolidated investees	93	81	77	77	73	67	(17%)	(8%)	174	140	(20%)
Provision for income taxes	551	498	343	411	671	395	(21%)	(41%)	1,049	1,066	2%
Div. on pref. sec. subject to mandatory redemption (1)	45	0	0	0	0	0	--	--	45	0	*
Income from continuing operations	1,224	1,224	862	1,199	1,345	928	(24%)	(31%)	2,448	2,273	(7%)
Discontinued operations

Gain/(loss) from discontinued operations (including loss on disposal of $42 million in 2004)	3	(1)	(42)	2	13	0	*	*	2	13	*
Income tax benefit/(provision)	(1)	0	17	(1)	(5)	0	--	*	(1)	(5)	*
Gain/(loss) from discontinued operations	2	(1)	(25)	1	8	0	*	*	1	8	*
Cumulative effect of accounting change (2)	0	0	0	0	49	0	--	*	0	49	*
Net income	$1,226	$1,223	$837	$1,200	$1,402	$928	(24%)	(34%)	$2,449	$2,330	(5%)

Compensation and benefits as a % of net revenues	44%	44%	43%	35%	42%	44%			44%	43%

(1)
At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FASB Interpretation No. 46,
"Consolidation of Variable Interest Entities". Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.

(2)	Represents the effects of the adoption of SFAS 123(R) in the first quarter of fiscal 2005.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04	2Q05 vs. 1Q05
Morgan Stanley
Total assets (millions) (1)	$656,898	$729,501	$745,033	$745,513	$802,210	$818,711	12%	2%
Adjusted assets (millions) (2)	$428,470	$448,135	$465,105	$408,270	$447,221	$440,189	(2%)	(2%)
Period end common shares outstanding (millions)	1,097.7	1,098.1	1,096.7	1,087.1	1,103.3	1,086.7	(1%)	(2%)
Book value per common share	$23.75	$24.59	$25.00	$25.95	$25.83	$26.07	6%	1%
Shareholders' equity (millions) (3)	$28,961	$29,899	$30,317	$31,103	$31,328	$31,224	4%	--
Total capital (millions) (4)	$96,359	$100,127	$101,237	$110,793	$122,230	$113,867	14%	(7%)
Worldwide employees	50,979	51,580	52,812	53,284	53,718	54,142	5%	1%

Average Daily 99%/One-Day Value-at-Risk ("VaR") (5)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$42	$50	$52	$51	$66	$62
Equity price	30	32	36	37	41	31
Foreign exchange rate	11	12	12	10	12	12
Commodity price	27	34	40	30	34	35
Trading VaR	$62	$72	$79	$80	$96	$87

(1)	Effective December 1, 2004, the Company offsets cash paid or received pursuant to credit support agreements ("cash collateral netting")
against its OTC derivatives inventory. Total assets as of November 30, 2004 have been restated to reflect cash collateral netting.
Prior periods presented do not reflect such cash collateral netting.
(2)	Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. See page 22 for further information.
(3)	Includes common equity and junior subordinated debt issued to capital trusts.
(4)	Includes common equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(5)	99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period. The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's trading businesses. For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market
Risk" in the Company's Form 10-K for fiscal 2004.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04	2Q05 vs. 1Q05	May 31, 2004	May 31, 2005	Change

Investment banking	$739	$891	$711	$667	$742	$735	(18%)	(1%)	$1,630	$1,477	(9%)
Principal transactions:
Trading	1,691	1,923	565	828	1,730	1,800	(6%)	4%	3,614	3,530	(2%)
Investments	16	136	38	79	55	123	(10%)	124%	152	178	17%
Commissions	505	527	462	504	503	538	2%	7%	1,032	1,041	1%
Asset management, distribution and admin. fees	34	32	36	42	34	39	22%	15%	66	73	11%
Interest and dividends	3,225	3,151	4,831	5,160	5,265	5,371	70%	2%	6,376	10,636	67%
Other	75	57	137	123	109	122	114%	12%	132	231	75%
Total revenues	6,285	6,717	6,780	7,403	8,438	8,728	30%	3%	13,002	17,166	32%
Interest expense	2,781	2,770	4,004	4,567	4,453	5,371	94%	21%	5,551	9,824	77%
Net revenues	3,504	3,947	2,776	2,836	3,985	3,357	(15%)	(16%)	7,451	7,342	(1%)

Total non-interest expenses	2,321	2,812	2,094	1,739	2,940	2,527	(10%)	(14%)	5,133	5,467	7%

Income from continuing operations before
losses from unconsolidated investees,
taxes, dividends on preferred securities
subject to mandatory redemption and
cumulative effect of accounting change	1,183	1,135	682	1,097	1,045	830	(27%)	(21%)	2,318	1,875	(19%)
Losses from unconsolidated investees	93	81	77	77	73	67	(17%)	(8%)	174	140	(20%)
Div. on pref. sec. subject to mandatory redemption (1)	45	0	0	0	0	0	--	--	45	0	*
Income before taxes, discontinued operations and cumulative effect of accounting change	$1,045	$1,054	$605	$1,020	$972	$763	(28%)	(22%)	$2,099	$1,735	(17%)

Pre-tax profit margin (2)	33%	29%	25%	39%	26%	25%			31%	26%

(1)	At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts
(a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(2)	Income before taxes, discontinued operations and cumulative effect of accounting change, excluding losses from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

Quarterly Financial Information and Statistical Data
Institutional Securites
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04	2Q05 vs. 1Q05	May 31, 2004	May 31, 2005	Change

Advisory revenue (millions)	$232	$324	$310	$290	$254	$357	10%	41%	$556	$611	10%
Underwriting revenue (millions)
Equity	314	314	200	165	202	145	(54%)	(28%)	628	347	(45%)
Fixed income	193	253	201	212	286	233	(8%)	(19%)	446	519	16%
Total underwriting revenue	$507	$567	$401	$377	$488	$378	(33%)	(23%)	$1,074	$866	(19%)

Sales and trading net revenue (millions) (1)
Equity	1,105	1,113	883	966	1,214	1,119	1%	(8%)	2,218	2,333	5%
Fixed income	1,651	1,828	1,186	890	1,996	1,323	(28%)	(34%)	3,479	3,319	(5%)
Total sales and trading net revenue	$2,756	$2,941	$2,069	$1,856	$3,210	$2,442	(17%)	(24%)	$5,697	$5,652	(1%)

	Fiscal View								Calendar View
	Quarter Ended (2)								Five Months Ended (2)
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005			May 31, 2004	May 31, 2005

Mergers and acquisitions announced transactions
Morgan Stanley global market volume (billions)	$114.7	$76.5	$80.0	$51.2	$189.7	$208.1			$181.2	$322.0
Market share	27.9%	21.7%	21.6%	12.7%	29.0%	39.0%			26.6%	35.9%
Rank	3	3	3	7	3	1			2	1

Mergers and acquisitions completed transactions
Morgan Stanley global market volume (billions)	$58.6	$132.6	$139.2	$53.7	$42.7	$92.2			$148.2	$122.3
Market share	22.2%	35.7%	29.8%	14.5%	13.8%	30.1%			30.0%	24.3%
Rank	4	2	3	7	7	1			2	3

Global equity and related issues
Morgan Stanley global market volume (billions)	$16.2	$16.4	$9.3	$11.4	$13.8	$5.7			$28.6	$14.6
Market share	11.5%	12.7%	8.9%	8.1%	11.5%	6.4%			13.3%	9.2%
Rank	1	2	2	3	2	6			1	4

Global initial public offerings
Morgan Stanley global market volume (billions)	$3.7	$3.1	$5.3	$0.9	$2.7	$2.1			$6.8	$4.0
Market share	13.5%	10.2%	13.7%	2.3%	9.0%	8.8%			15.3%	9.8%
Rank	1	2	1	13	3	2			1	2

Global debt
Morgan Stanley global market volume (billions)	$90.4	$104.0	$90.7	$92.0	$82.5	$81.1			$166.5	$150.8
Market share	7.1%	7.6%	7.6%	6.5%	6.1%	5.9%			7.1%	6.2%
Rank	5	2	2	3	3	5			3	4

(1)	Includes principal trading, commissions and net interest revenue.
(2)	Source: Thomson Financial, data as of June 9, 2005.
Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in billions)

	Quarter Ended						Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04	2Q05 vs. 1Q05

Loans
Investment grade	$0.5	$1.1	$0.8	$1.2	$1.5	$1.8	64%	20%
Non-investment grade	1.1	1.8	1.0	0.5	1.0	1.9	6%	90%
Total loans	$1.6	$2.9	$1.8	$1.7	$2.5	$3.7	28%	48%

Commitments
Investment grade	$13.7	$16.5	$18.3	$19.0	$18.7	$21.1	28%	13%
Non-investment grade	2.8	2.2	2.7	1.4	2.0	5.6	*	*
Total commitments	$16.5	$18.7	$21.0	$20.4	$20.7	$26.7	43%	29%

Loans plus commitments
Investment grade	$14.2	$17.6	$19.1	$20.2	$20.2	$22.9	30%	13%
Non-investment grade	$3.9	$4.0	$3.7	$1.9	$3.0	$7.5	88%	150%
% investment grade	78%	81%	84%	91%	87%	75%
% non-investment grade	22%	19%	16%	9%	13%	25%

Total loans and commitments	$18.1	$21.6	$22.8	$22.1	$23.2	$30.4	41%	31%
Hedges (1)	$7.7	$9.1	$12.9	$11.6	$13.1	$14.3	57%	9%
Total loans and commitments net of hedges	$10.4	$12.5	$9.9	$10.5	$10.1	$16.1	29%	59%

(1)	Includes both internal and external hedges utilized by the lending business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Individual Investor Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04	2Q05 vs. 1Q05	May 31, 2004	May 31, 2005	Change
Investment banking	$77	$82	$64	$67	$71	$68	(17%)	(4%)	$159	$139	(13%)
Principal transactions:
Trading	141	141	130	106	120	111	(21%)	(8%)	282	231	(18%)
Investments	4	(4)	(3)	(2)	(2)	(2)	50%	--	0	(4)	*
Commissions	385	336	281	325	329	295	(12%)	(10%)	721	624	(13%)
Asset management, distribution and admin fees	492	530	536	480	581	603	14%	4%	1,022	1,184	16%
Interest and dividends	93	95	103	118	135	149	57%	10%	188	284	51%
Other	52	64	57	21	64	74	16%	16%	116	138	19%
Total revenues	1,244	1,244	1,168	1,115	1,298	1,298	4%	--	2,488	2,596	4%
Interest expense	33	35	44	44	60	70	100%	17%	68	130	91%
Net revenues	1,211	1,209	1,124	1,071	1,238	1,228	2%	(1%)	2,420	2,466	2%

Total non-interest expenses	1,045	1,077	1,102	1,020	885	1,110	3%	25%	2,122	1,995	(6%)
Income before taxes and cumulative
effect of accounting change	$166	$132	$22	$51	$353	$118	(11%)	(67%)	$298	$471	58%

Pre-tax profit margin (1)	14%	11%	2%	5%	29%	10%			12%	19%

(1)	Income before taxes and cumulative effect of accounting change as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

Quarterly Financial Information and Statistical Data
Individual Investor Group
(unaudited)
	Quarter Ended						Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04	2Q05 vs. 1Q05

Global representatives	10,832	10,722	10,785	10,962	10,471	10,438	(3%)	--

Annualized revenue per global
representative (thousands) (1)	$442	$449	$418	$394	$462	$470	5%	2%

Total client assets (billions)	$595	$579	$576	$602	$618	$613	6%	(1%)
Fee-based client account assets (billions) (2)	$143	$145	$146	$157	$166	$165	14%	(1%)
Fee-based assets as a % of client assets	24%	25%	25%	26%	27%	27%

Client assets per global
representative (millions) (3)	$55	$54	$53	$55	$59	$59	9%	--
Domestic retail net new assets (billions) (4)	$2.8	$2.8	$3.7	$2.3	$3.7	3.8	36%	3%

Domestic retail locations	526	526	525	525	524	526	--	--

(1)	Annualized revenue divided by average global representative headcount.
(2)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(3)	Total IIG client assets divided by period end global representative headcount.
(4)	Represents net new assets in the U.S. broad-based branch system.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Investment Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04	2Q05 vs. 1Q05	May 31, 2004	May 31, 2005	Change
Investment banking	$13	$10	$8	$12	$11	$11	10%	--	$23	$22	(4%)
Principal transactions:
Investments	9	59	90	90	64	2	(97%)	(97%)	68	66	(3%)
Commissions	7	8	7	5	7	7	(13%)	--	15	14	(7%)
Asset management, distribution and admin fees	604	607	579	600	605	615	1%	2%	1,211	1,220	1%
Interest and dividends	2	1	3	2	3	3	*	--	3	6	100%
Other	9	6	7	6	8	6	--	(25%)	15	14	(7%)
Total revenues	644	691	694	715	698	644	(7%)	(8%)	1,335	1,342	1%
Interest expense	2	1	2	1	2	2	100%	--	3	4	33%
Net revenues	642	690	692	714	696	642	(7%)	(8%)	1,332	1,338	--

Total non-interest expenses	472	481	475	483	409	467	(3%)	14%	953	876	(8%)
Income before taxes and cumulative
effect of accounting change	$170	$209	$217	$231	$287	$175	(16%)	(39%)	$379	$462	22%

Pre-tax profit margin (1)	27%	30%	31%	32%	41%	27%			29%	35%

(1)	Income before taxes and cumulative effect of accounting change as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Investment Management
(unaudited, dollars in billions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04	2Q05 vs. 1Q05	May 31, 2004	May 31, 2005	Change

Assets under management or supervision

Net flows
Retail	$0.5	$(0.6)	$(0.3)	$0.4	$(0.7)	$(0.9)	(50%)	(29%)	$(0.1)	$(1.6)	*
Institutional	1.4	5.7	(0.2)	1.2	(7.3)	(3.0)	*	59%	7.1	(10.3)	*
Net flows excluding money markets	1.9	5.1	(0.5)	1.6	(8.0)	(3.9)	*	51%	7.0	(11.9)	*
Money markets	1.4	4.2	9.2	5.8	0.9	(3.2)	*	*	5.6	(2.3)	(141%)

Assets under management or supervision by distribution channel
Retail	$200	$195	$194	$202	$201	$199	2%	(1%)
Institutional	180	189	200	222	226	217	15%	(4%)
Total	$380	$384	$394	$424	$427	$416	8%	(3%)

Assets under management or supervision by asset class
Equity	$186	$182	$179	$200	$209	$206	13%	(1%)
Fixed income	111	114	116	114	108	103	(10%)	(5%)
Money market	62	66	76	83	84	80	21%	(5%)
Other (1)	21	22	23	27	26	27	23%	4%
Total	$380	$384	$394	$424	$427	$416	8%	(3%)

(1)	Includes Alternative Investments.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision
(unaudited, dollars in billions)

	Quarter Ended						Percentage Change From:
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04	2Q05 vs. 1Q05

Consolidated assets under management or supervision by distribution channel
Retail	$294	$290	$290	$305	$321	$319	10%	(1%)
Institutional	211	220	229	251	255	246	12%	(4%)
Total (1)	$505	$510	$519	$556	$576	$565	11%	(2%)

Consolidated assets under management or supervision by asset class
Equity	$231	$226	$224	$251	$272	$270	19%	(1%)
Fixed income	124	128	130	130	123	118	(8%)	(4%)
Money market	65	70	80	87	88	84	20%	(5%)
Other (2)	85	86	85	88	93	93	8%	--
Total (1)	$505	$510	$519	$556	$576	$565	11%	(2%)

(1)	Revenues and expenses associated with customer assets of $126 billion, $103 billion and $127 billion for fiscal 2Q05, fiscal 2Q04 and fiscal 1Q05, respectively, are included in the Company's Individual
Investor Group segment, and $23 billion, $23 billion and $22 billion for fiscal 2Q05, fiscal 2Q04 and fiscal 1Q05, respectively, are included in the Company's Institutional Securities segment.
(2)	Includes Alternative Investments.
Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Credit Services Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04	2Q05 vs. 1Q05	May 31, 2004	May 31, 2005	Change

Fees:
Merchant, cardmember and other	$337	$306	$349	$326	$308	$318	4%	3%	$643	$626	(3%)
Servicing	572	485	459	477	526	413	(15%)	(21%)	1,057	939	(11%)
Other	5	16	(5)	1	2	(2)	(113%)	*	21	0	*
Total non-interest revenues	914	807	803	804	836	729	(10%)	(13%)	1,721	1,565	(9%)

Interest revenue	480	435	496	482	468	544	25%	16%	915	1,012	11%
Interest expense	174	163	162	163	173	186	14%	8%	337	359	7%
Net interest income	306	272	334	319	295	358	32%	21%	578	653	13%

Provision for consumer loan losses	262	200	240	223	135	209	5%	55%	462	344	(26%)
Net credit income	44	72	94	96	160	149	107%	(7%)	116	309	*

Net revenues	958	879	897	900	996	878	--	(12%)	1,837	1,874	2%

Total non-interest expenses	593	581	567	621	616	636	9%	3%	1,174	1,252	7%
Income before taxes and cumulative
effect of accounting change	$365	$298	$330	$279	$380	$242	(19%)	(36%)	$663	$622	(6%)

Pre-tax profit margin (1)	38%	34%	37%	31%	38%	28%			36%	33%

(1)	Income before taxes and cumulative effect of accounting change as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Credit Services Income Statement Information
(Managed loan basis)
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04	2Q05 vs. 1Q05	May 31, 2004	May 31, 2005	Change

Fees:
Merchant, cardmember and other	$519	$467	$499	$485	$479	$486	4%	1%	$986	$965	(2%)
Servicing	0	0	0	0	0	0	--	--	0	0	--
Other	35	16	(10)	9	59	(38)	*	*	51	21	(59%)
Total non-interest revenues	554	483	489	494	538	448	(7%)	(17%)	1,037	986	(5%)

Interest revenue	1,524	1,450	1,422	1,407	1,416	1,460	1%	3%	2,974	2,876	(3%)
Interest expense	350	337	337	368	420	455	35%	8%	687	875	27%
Net interest income	1,174	1,113	1,085	1,039	996	1,005	(10%)	1%	2,287	2,001	(13%)

Provision for consumer loan losses	770	717	677	633	538	575	(20%)	7%	1,487	1,113	(25%)
Net credit income	404	396	408	406	458	430	9%	(6%)	800	888	11%

Net revenues	958	879	897	900	996	878	--	(12%)	1,837	1,874	2%

Total non-interest expenses	593	581	567	621	616	636	9%	3%	1,174	1,252	7%
Income before taxes and cumulative
effect of accounting change	$365	$298	$330	$279	$380	$242	(19%)	(36%)	$663	$622	(6%)

Pre-tax profit margin (1)	38%	34%	37%	31%	38%	28%			36%	33%

(1)	Income before taxes and cumulative effect of accounting change as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

Quarterly Financial Information and Statistical Data
Credit Services
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:				Six Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04		2Q05 vs. 1Q05		May 31, 2004	May 31, 2005	Change

Total owned credit card loans
Period end	$15,850	$17,506	$18,471	$19,724	$18,908	$19,385	11%		3%		$17,506	$19.385	11%
Average	$17,880	$16,202	$17,787	$18,579	$19,210	$18,753	16%		(2%)		$17,036	$18,979	11%

Total managed credit card loans (1)(2)
Period end	$47,336	$46,828	$47,126	$48,261	$47,770	$46,845	--		(2%)		$46,828	$46,845	--
Average	$48,667	$46,929	$46,873	$47,090	$48,930	$47,146	--		(4%)		$47,793	$48,028	--
Interest yield	12.20%	11.88%	11.69%	11.59%	11.23%	11.69%	(19	bp)	46	bp	12.04%	11.46%	(58	bp)
Interest spread	9.35%	9.06%	8.83%	8.43%	7.79%	7.96%	(110	bp)	17	bp	9.21%	7.88%	(133	bp)
Transaction volume (billions)	$24.2	$24.4	$25.4	$25.7	$25.9	$25.4	4%		(2%)		$48.5	$51.3	6%
Accounts (millions)	45.9	46.0	46.0	46.2	46.0	45.9	--		--		46.0	45.9	--
Active accounts (millions)	20.3	19.9	19.6	19.7	19.5	19.3	(3%)		(1%)		19.9	19.3	(3%)
Average receivables per avg. active account (actual $)	$2,360	$2,330	$2,381	$2,407	$2,476	$2,426	4%		(2%)		$2,345	$2,451	5%
Trans volume per avg. active account (actual $)	$1,173	$1,209	$1,290	$1,312	$1,311	$1,306	8%		--		$2,382	$2,618	10%
Net gain on securitization	$19	$(12)	$(14)	$(1)	$32	$(16)	(33%)		(150%)		$7	$16	129%
Credit quality
Net charge-off rate	6.31%	6.48%	5.76%	5.45%	5.11%	4.94%	(154	bp)	(17	bp)	6.40%	5.03%	(137	bp)
Delinquency rate (over 30 days)	5.80%	4.88%	4.81%	4.55%	4.24%	3.90%	(98	bp)	(34	bp)	4.88%	3.90%	(98	bp)
Delinquency rate (over 90 days)	2.86%	2.40%	2.22%	2.18%	2.05%	1.83%	(57	bp)	(22	bp)	2.40%	1.83%	(57	bp)
Allowance for loan losses at period end	$985	$940	$939	$929	$840	$828	(12%)		(1%)		$940	$828	(12%)

International managed credit card loans (2)
Period end	$2,463	$2,409	$2,337	$2,571	$2,648	$2,479	3%		(6%)		$2,409	$2,479	3%
Average	$2,302	$2,411	$2,389	$2,372	$2,606	$2,578	7%		(1%)		$2,357	$2,592	10%
Accounts (millions)	1.2	1.2	1.2	1.3	1.4	1.4	17%		--		1.2	1.4	17%

Payment services (millions)
Discover network transaction volume	304	300	313	309	314	314	5%		--		604	628	4
PULSE network transaction volume (3)	0	0	0	0	213	452	*		112%		0	665	*
Total network transaction volume	304	300	313	309	527	766	*		45%		604	1,293	114%

Mortgages
Mortgage originations	$959	$1,380	$1,231	$1,046	$760	$921	(33%)		21%		$2,339	$1,681	(28%)

(1)	Includes domestic and international credit card businesses.
(2)	Includes owned and securitized credit card loans.
(3)	Reflects volume subsequent to date of acquisition.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Intersegment Eliminations Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04	2Q05 vs. 1Q05	May 31, 2004	May 31, 2005	Change

Investment banking	$0	$0	$0	$0	$(3)	$0	--	*	$0	$(3)	*
Principal transactions:
Trading	0	0	0	0	0	0	--	--	0	0	--
Investments	0	0	0	0	0	0	--	--	0	0	--
Commissions	(29)	(25)	(17)	(17)	(15)	(16)	36%	(7%)	(54)	(31)	43%
Asset management, distribution and admin. fees	(37)	(37)	(40)	(46)	(42)	(40)	(8%)	5%	(74)	(82)	(11%)
Interest and dividends	(18)	(19)	(23)	(27)	(28)	(32)	(68%)	(14%)	(37)	(60)	(62%)
Other	(8)	(13)	(7)	(9)	(9)	(10)	23%	(11%)	(21)	(19)	10%
Total revenues	(92)	(94)	(87)	(99)	(97)	(98)	(4%)	(1%)	(186)	(195)	(5%)
Interest expense	(18)	(19)	(23)	(27)	(28)	(32)	(68%)	(14%)	(37)	(60)	(62%)
Net revenues	(74)	(75)	(64)	(72)	(69)	(66)	12%	4%	(149)	(135)	9%

Total non-interest expenses	(103)	(104)	(95)	(101)	(93)	(91)	13%	2%	(207)	(184)	11%

Income before taxes	$29	$29	$31	$29	$24	$25	(14%)	4%	$58	$49	(16%)

Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY

The following (page 16) presents more detailed financial information regarding the results of operations for the combined institutional securities, individual investor group and investment management businesses. Morgan Stanley believes that a combined presentation is informative due to certain synergies among these businesses, as well as to facilitate comparisons of the Company’s results with those of other companies in the financial services industry that have securities and asset management businesses. Morgan Stanley provides this type of presentation for its credit services activities (page 17) in order to provide helpful comparison to other credit card issuers.

MORGAN STANLEY
Quarterly Institutional Securities, Individual Investor Group and Investment Management (1)
Combined Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04	2Q05 vs. 1Q05	May 31, 2004	May 31, 2005	Change

Investment banking	$829	$983	$783	$746	$824	$814	(17%)	(1%)	$1,812	$1,638	(10%)
Principal transactions:
Trading	1,832	2,064	695	934	1,850	1,911	(7%)	3%	3,896	3,761	(3%)
Investments	29	191	125	167	117	123	(36%)	5%	220	240	9%
Commissions	868	846	733	817	824	824	(3%)	--	1,714	1,648	(4%)
Asset management, distribution and administration fees	1,093	1,132	1,111	1,076	1,178	1,217	8%	3%	2,225	2,395	8%
Interest and dividends	3,314	3,241	4,929	5,270	5,395	5,513	70%	2%	6,555	10,908	66%
Other	130	117	196	143	173	194	66%	12%	247	367	49%
Total revenues	8,095	8,574	8,572	9,153	10,361	10,596	24%	2%	16,669	20,957	26%
Interest expense	2,810	2,800	4,042	4,602	4,507	5,433	94%	21%	5,610	9,940	77%
Net revenues	5,285	5,774	4,530	4,551	5,854	5,163	(11%)	(12%)	11,059	11,017	--

Compensation and benefits	2,514	2,725	2,155	1,711	2,641	2,415	(11%)	(9%)	5,239	5,056	(3%)
Occupancy and equipment	179	185	205	193	308	210	14%	(32%)	364	518	42%
Brokerage, clearing and exchange fees	224	237	231	240	260	276	16%	6%	461	536	16%
Information processing and communications	234	232	242	258	258	265	14%	3%	466	523	12%
Marketing and business development	111	137	143	161	113	144	5%	27%	248	257	4%
Professional services	253	291	334	401	314	367	26%	17%	544	681	25%
Other	222	462	268	179	502	338	(27%)	(33%)	684	840	23%
September 11th related insurance recoveries, net	0	0	0	0	(251)	0	--	*	0	(251)	*
Total non-interest expenses	3,737	4,269	3,578	3,143	4,145	4,015	(6%)	(3%)	8,006	8,160	2%

Income from continuing operations
before losses from unconsolidated
investees, taxes, dividends on preferred
securities subject to mandatory
redemption and cumulative
effect of accounting change	1,548	1,505	952	1,408	1,709	1,148	(24%)	(33%)	3,053	2,857	(6%)
Losses from unconsolidated investees	93	81	77	77	73	67	(17%)	(8%)	174	140	(20%)
Div. on pref. sec. subject to mandatory redemption (2)	45	0	0	0	0	0	--	--	45	0	*
Income before taxes, discontinued
operations and cumulative
effect of accounting change	$1,410	$1,424	$875	$1,331	$1,636	$1,081	(24%)	(34%)	$2,834	$2,717	(4%)

Compensation and benefits as a % of net revenues	48%	47%	48%	38%	45%	47%			47%	46%
Non-compensation expenses as a % of net revenues	23%	27%	31%	32%	26%	31%			25%	28%

Pre-tax profit margin (3)	28%	26%	21%	31%	29%	22%			27%	26%

Number of employees (4)	37,455	38,058	39,494	39,639	39,641	40,267	6%	2%

(1)	Includes the elimination of intersegment activity between Institutional Securities, Individual Investor Group and Investment Management.
(2)	At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts
(a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(3)	Income before taxes, discontinued operations and cumulative effect of accounting change, excluding losses from unconsolidated investees, as a % of net revenues.
(4)	Includes Institutional Securities, Individual Investor Group, Investment Management and Infrastructure / Company areas.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Credit Services Income Statement Information
(Managed loan basis)
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	2Q05 vs. 2Q04	2Q05 vs. 1Q05	May 31, 2004	May 31, 2005	Change

Fees:
Merchant, cardmember and other	$519	$467	$499	$485	$479	$486	4%	1%	$986	$965	(2%)
Servicing	0	0	0	0	0	0	--	--	0	0	--
Other	35	16	(10)	9	59	(38)	*	*	51	21	(59%)
Total non-interest revenues	554	483	489	494	538	448	(7%)	(17%)	1,037	986	(5%)

Interest revenue	1,524	1,450	1,422	1,407	1,416	1,460	1%	3%	2,974	2,876	(3%)
Interest expense	350	337	337	368	420	455	35%	8%	687	875	27%
Net interest income	1,174	1,113	1,085	1,039	996	1,005	(10%)	1%	2,287	2,001	(13%)

Provision for consumer loan losses	770	717	677	633	538	575	(20%)	7%	1,487	1,113	(25%)
Net credit income	404	396	408	406	458	430	9%	(6%)	800	888	11%

Net revenues	958	879	897	900	996	878	--	(12%)	1,837	1,874	2%

Compensation and benefits	198	198	192	187	220	215	9%	(2%)	396	435	10%
Occupancy and equipment	21	21	23	22	25	23	10%	(8%)	42	48	14%
Information processing and communications	86	86	84	88	84	84	(2%)	--	172	168	(2%)
Marketing and business development	143	126	136	172	146	155	23%	6%	269	301	12%
Professional services	65	65	66	74	69	74	14%	7%	130	143	10%
Other	80	85	66	78	72	85	--	18%	165	157	(5%)
Total non-interest expenses	593	581	567	621	616	636	9%	3%	1,174	1,252	7%
Income before taxes and cumulative
effect of accounting change	$365	$298	$330	$279	$380	$242	(19%)	(36%)	$663	$622	(6%)

Compensation and benefits as a % of net revenues	21%	23%	21%	21%	22%	25%			22%	23%
Non-compensation expenses as a % of net revenues	41%	44%	42%	48%	40%	48%			42%	44%
Pre-tax profit margin (1)	38%	34%	37%	31%	38%	28%			36%	33%

Number of employees	13,524	13,522	13,318	13,645	14,077	13,875	3%	(1%)

(1)	Income before taxes and cumulative effect of accounting change as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
The following (pages 18 - 21) present a reconciliation for certain information disclosed on pages 13, 14 and 17.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis).
Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans. The Company operates its Credit Services business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans.
The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. In addition, investors often request information on a managed basis, which provides a more meaningful comparison to industry competitors.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data (1)
(unaudited, dollars in millions)

	Quarter Ended May 31, 2005
						Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,385	$18,753	10.56%	6.50%	4.62%	3.48%	1.64%
Securitized	27,460	28,393	12.43%	8.90%	5.15%	4.19%	1.97%
Managed	$46,845	$47,146	11.69%	7.96%	4.94%	3.90%	1.83%

	Quarter Ended Feb 28, 2005
						Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$18,908	$19,210	9.07%	5.21%	4.62%	3.75%	1.81%
Securitized	28,862	29,720	12.63%	9.44%	5.43%	4.55%	2.20%
Managed	$47,770	$48,930	11.23%	7.79%	5.11%	4.24%	2.05%

(1)	The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Credit Services Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)
	Quarter Ended Nov 30, 2004
						Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,724	$18,579	9.69%	5.85%	5.01%	4.08%	1.97%
Securitized	28,537	28,511	12.82%	10.06%	5.74%	4.87%	2.34%
Managed	$48,261	$47,090	11.59%	8.43%	5.45%	4.55%	2.18%

	Quarter Ended Aug 31, 2004
						Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$18,471	$17,787	10.45%	6.54%	5.36%	4.35%	2.01%
Securitized	28,655	29,086	12.44%	10.15%	6.01%	5.10%	2.35%
Managed	$47,126	$46,873	11.69%	8.83%	5.76%	4.81%	2.22%

	Quarter Ended May 31, 2004
						Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$17,506	$16,202	9.93%	5.67%	6.02%	4.37%	2.15%
Securitized	29,322	30,727	12.91%	10.77%	6.73%	5.18%	2.55%
Managed	$46,828	$46,929	11.88%	9.06%	6.48%	4.88%	2.40%

	Quarter Ended Feb 29, 2004
						Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$15,850	$17,880	10.13%	6.08%	5.81%	5.17%	2.54%
Securitized	31,486	30,787	13.40%	11.20%	6.60%	6.11%	3.01%
Managed	$47,336	$48,667	12.20%	9.35%	6.31%	5.80%	2.86%

(1)	The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Year to Date Credit Services Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Six Months Ended May 31, 2005
						Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,385	$18,979	9.81%	5.85%	4.62%	3.48%	1.64%
Securitized	27,460	29,049	12.53%	9.17%	5.30%	4.19%	1.97%
Managed	$46,845	$48,028	11.46%	7.88%	5.03%	3.90%	1.83%

	Six Months Ended May 31, 2004
						Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$17,506	$17,036	10.03%	5.88%	5.91%	4.37%	2.15%
Securitized	29,322	30,757	13.15%	10.98%	6.67%	5.18%	2.55%
Managed	$46,828	$47,793	12.04%	9.21%	6.40%	4.88%	2.40%

(1)	The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Reconciliation of Managed Income Statement Data (1)
(unaudited, dollars in millions)

	Quarter Ended						Six Months Ended
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005	May 31, 2004	May 31, 2005

Merchant and cardmember and other fees:
Owned	$337	$306	$349	$326	$308	$318	$643	$626
Securitization adjustment	182	161	150	159	171	168	343	339
Managed	$519	$467	$499	$485	$479	$486	$986	$965

Servicing fees:
Owned	$572	$485	$459	$477	$526	$413	$1,057	$939
Securitization adjustment	(572)	(485)	(459)	(477)	(526)	(413)	(1,057)	(939)
Managed	$-	$-	$-	$-	$-	$-	$-	$-

Other:
Owned	$5	$16	$(5)	$1	$2	$(2)	$21	$-
Securitization adjustment	30	0	(5)	8	57	(36)	30	21
Managed	$35	$16	$(10)	$9	$59	$(38)	$51	$21

Interest revenue:
Owned	$480	$435	$496	$482	$468	$544	$915	$1,012
Securitization adjustment	1,044	1,015	926	925	948	916	2,059	1,864
Managed	$1,524	$1,450	$1,422	$1,407	$1,416	$1,460	$2,974	$2,876

Interest expense:
Owned	$174	$163	$162	$163	$173	$186	$337	$359
Securitization adjustment	176	174	175	205	247	269	350	516
Managed	$350	$337	$337	$368	$420	$455	$687	$875

Provision for consumer loan losses:
Owned	$262	$200	$240	$223	$135	$209	$462	$344
Securitization adjustment	508	517	437	410	403	366	1,025	769
Managed	$770	$717	$677	$633	$538	$575	$1,487	$1,113

(1)	The tables provide a reconciliation of certain managed and owned basis income statement data
(merchant and cardmember fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.
Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY

The following (page 22) presents a reconciliation for adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company's overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. In addition, the adjusted leverage ratio reflects the deduction from shareholders' equity of the amount of equity used to support goodwill and intangible assets, as the Company does not view this amount of equity as available to support its risk capital needs.

MORGAN STANLEY
Quarterly Reconciliation of Adjusted Assets
(unaudited, dollars in millions, except ratios)

	Quarter Ended
	Feb 29, 2004	May 31, 2004	Aug 31, 2004	Nov 30, 2004	Feb 28, 2005	May 31, 2005

Total assets (1)	$656,898	$729,501	$745,033	$745,513	$802,210	$818,711

Less: Securities purchased under agreements to resell	(76,755)	(96,042)	(92,816)	(123,041)	(143,462)	(145,579)
Securities borrowed	(179,288)	(202,412)	(202,863)	(208,349)	(207,985)	(228,454)
Add: Financial instruments sold, not yet purchased (1)	129,711	130,440	132,618	111,315	119,913	131,901
Less: Derivative contracts sold, not yet purchased (1)	(43,857)	(41,615)	(39,425)	(43,540)	(37,389)	(39,835)
Subtotal	486,709	519,872	542,547	481,898	533,287	536,744
Less: Segregated customer cash and securities balances	(16,935)	(29,918)	(35,194)	(26,534)	(26,461)	(36,539)
Assets recorded under certain provisions of SFAS No.140 and FIN 46	(39,756)	(40,279)	(40,057)	(44,895)	(57,042)	(57,488)
Goodwill and intangible assets	(1,548)	(1,540)	(2,191)	(2,199)	(2,563)	(2,528)

Adjusted assets	$428,470	$448,135	$465,105	$408,270	$447,221	$440,189

Shareholders' equity	$26,064	$27,002	$27,420	$28,206	$28,495	$28,330
Junior subordinated debt issued to capital trusts (2)	2,897	2,897	2,897	2,897	2,833	2,894
Subtotal	28,961	29,899	30,317	31,103	31,328	31,224
Less: Goodwill and intangible assets	(1,548)	(1,540)	(2,191)	(2,199)	(2,563)	(2,528)
Tangible shareholders' equity	$27,413	$28,359	$28,126	$28,904	$28,765	$28,696

Leverage ratio (3)	24.0x	25.7x	26.5x	25.8x	27.9x	28.5x

Adjusted leverage ratio (4)	15.6x	15.8x	16.5x	14.1x	15.5x	15.3x

(1)	Effective December 1, 2004, the Company offsets cash paid or received pursuant to credit support agreements ("cash collateral netting")
against its OTC derivatives inventory. Total assets as of November 30, 2004 have been restated to reflect cash collateral netting.
Prior periods presented do not reflect such cash collateral netting.
(2)	The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities. These characteristics include the long dated nature (final maturity at issuance of thirty years extendable at the Company's option by a further nineteen years), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.
(3)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(4)	Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's second quarter earnings press release issued June 22, 2005.